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                                                                   EXHIBIT 10.41
                                           (EXHIBIT I-3 TO THE CREDIT AGREEMENT)

                         [FORM OF PROGRESS CERTIFICATE]


                              PROGRESS CERTIFICATE


The Chase Manhattan Bank,
  as Administrative Agent
1 Chase Manhattan Plaza
8th Floor
New York, NY 10017
Attention:  Loan and Agency Services Group



                  Reference is made herein to the Credit Agreement (as amended, supplemented and otherwise modified and in effect from time to time, the "Credit Agreement") dated as of December [__], 1997 among Iridium Operating LLC, a Delaware limited liability company (the "Company"), the lenders party thereto, Chase Securities Inc. and Barclays Capital, the investment banking division of Barclays Bank PLC, as Global Arrangers, The Chase Manhattan Bank, as Administrative Agent and as Collateral Agent, and Barclays Bank PLC, as Documentation Agent. Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement. This Certificate is being delivered to the Administrative Agent pursuant to Article IV of the Credit Agreement.

                  In connection with the Borrowing by the Company of Loans (the "Borrowing") on [INSERT DATE OF BORROWING AS REFLECTED IN THE RELATED BORROWING REQUEST] (the "Borrowing Date"), the undersigned hereby certifies that:

                  1.  Commercial Activation has occurred.

                  2. (a) Each of the regulatory requirements specified in Annex A to Appendix 2 to the Credit Agreement that is required to be satisfied for the "Post-Commercial Activation Stage (as referred to in said Annex A) on or prior to the Borrowing Date has been, and remains, satisfied as of the Borrowing Date. Set forth in Schedule I to this Progress Certificate is, as of the Borrowing Date, (i) a list of countries for which L-based spectrum licenses ("L-band Licenses") for the Project have been obtained (each a "L-band License Country") and for which a legal opinion satisfying the requirement under paragraph 3(b) below is attached, (ii) a list of service provider agreements which have been entered into and continue in effect, (iii) a list of roaming agreements which have been entered into and continue in effect (in the case of the agreements referred to in clauses (ii) and (iii), specifying the date and counterparty or counterparties of each such agreement and the jurisdiction), (iv) a list of non-gateway countries for which agreements are in place for the


                Progress Certificate (Post-Commercial Activation)
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                                      - 2 -



         interconnection of the IRIDIUM system with the PSTN in that country and
         (v) a list of countries for which the existing service provider agreements and/or roaming agreements provide national sales distribution for IRIDIUM services.

                           (b) Attached hereto are copies of the opinions of legal counsel for each for each L-band License Country (other than those previously delivered to the Administrative Agent with a Progress Certificate) confirming, each as of a recent date, that the L-band License in such country has been obtained. The Company is not aware of, nor does it have any reason to believe that there has occurred, any adverse change in the status of any such L-band License.

                           (c) As shown on Schedule I to this Progress
         Certificate, as of the Borrowing Date, (i) the L-band License Countries constitute countries projected to generate at least 72.5% of the Company's revenues as set forth in the Iridium Financial Projections,
         (ii) not less than 75% of the revenues referred to in sub-clause (i) above are projected to be from countries for which service provider agreements and/or roaming agreements providing for a national sales distribution for the IRIDIUM services (in compliance with the requirements set forth in Attachment 3 to Annex A to Appendix 2) are currently in effect.

                           (d) With respect to each of the countries listed in
         Part 4 of Schedule I to this Progress Certificate all Governmental Approvals necessary for commercial operation of the IRIDIUM System in such countries have been received, attached hereto is evidence thereof.

                  4. The Company is in compliance with its obligations under
         Section 8.04 of the Credit Agreement as of the Borrowing Date. Set forth in Schedule II to this Project Certificate is a list of the sources of funding currently committed or available to the Company that satisfy the requirements of said Section 8.04.


                Progress Certificate (Post-Commercial Activation)
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                                      - 3 -


                  IN WITNESS WHEREOF, the Company has caused this Progress Certificate to be executed by a Responsible Officer this [__] day of [________], 1998(1).


                                           IRIDIUM OPERATING LLC


                                            By:________________________________
                                               Its [_________________]





_______________

1        Each Progress Certificate is to be dated the date of the relevant
         Borrowing.


                Progress Certificate (Post-Commercial Activation)
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                                                                      Schedule I
                                                         to Progress Certificate

                              Regulatory Conditions


1.  Countries with L-band spectrum licenses

                  Country                   % of Iridium Business
                                            Plan Revenues








                    -----                   -------------
         Totals:                                                       %





                Progress Certificate (Post-Commercial Activation)
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                        2                                            Schedule I
                                                         to Progress Certificate




2.  Service Provider Agreements


         Country                    Counterparty                       Date











         TOTAL NUMBER OF SERVICE PROVIDER AGREEMENTS:



                Progress Certificate (Post-Commercial Activation)
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                                    -3-                               Schedule I
                                                         to Progress Certificate





3.  Roaming Agreements


         Country                    Counterparty                       Date


















        TOTAL NUMBER OF ROAMING AGREEMENTS:


                Progress Certificate (Post-Commercial Activation)
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                                   - 4 -                              Schedule I
                                                         to Progress Certificate




4.  PSTN Access In Non-Gateway Countries

         Country












         TOTAL:  ______


                Progress Certificate (Post-Commercial Activation)
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                                  - 5 -                               Schedule I
                                                         to Progress Certificate




5.  Countries with National Sales Distribution Network


         Country










         TOTAL:  ______



                Progress Certificate (Post-Commercial Activation)
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                                                                     Schedule II
                                                         to Progress Certificate

                                 Funding Sources


                        [To be completed by the Company]



                Progress Certificate (Post-Commercial Activation)